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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2002


                                 SPX CORPORATION

             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-6498                   38-1016240
(State or other jurisdiction of (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

                        13515 Ballantyne Corporate Place
                         Charlotte, North Carolina 28277
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (704) 752-4400


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Item 5. Other Events.

     On August 28, 2002, we announced a two-for-one stock split of our common stock. The stock split is being effected in the form of a stock dividend and entitles each stockholder of record at the close of business on October 1, 2002, to receive one share for every outstanding share of common stock held on the record date. The stock dividend will be distributed on October 24, 2002. SPX Corporation common stock will begin trading on a split-adjusted basis on October 25, 2002.

     As a result of the stock split, and pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of shares offered pursuant to each of the following of our Registration Statements remaining unsold as of October 1, 2002 will be doubled:

-    Registration Statement on Form S-3 (No. 333-86538) filed April 18, 2002

-    Registration Statement on Form S-3 (No. 333-76978) filed January 18, 2002

-    Registration Statement on Form S-4 (No. 333-68650) filed August 29, 2001


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release issued August 28, 2002 announcing SPX Board approval of Two-for-One Stock Split incorporated herein by reference to Exhibit
          99.1 of SPX Corporation's Current Report on Form 8-K filed on August 29, 2002 (File No.001-06948)


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SPX CORPORATION


                                     By:  /s/ Christopher J. Kearney
                                         --------------------------------------
                                         Christopher J. Kearney
                                         Vice President, Secretary, and General
                                         Counsel

Date:  October 4, 2002


                                      S-1

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                                  EXHIBIT INDEX

   Exhibit
   Number                          Description
   ------                          -----------



99.1 Press Release issued August 28, 2002 announcing SPX Board approval of Two-for-One Stock Split incorporated herein by reference to Exhibit 99.1 of SPX Corporation's Current
          Report on Form 8-K filed on August 29, 2002 (File No. 001-06948)


                                      E-1